Exhibit 10.3

AMENDMENT NUMBER FOUR TO GOOGLE SERVICES AGREEMENT

This Amendment Number Four to the Google Services Agreement (“Amendment Four”) is effective as of June 1, 2012 (“Amendment Four Effective Date”), and amends the Google Services Agreement by and between Local.com Corporation, a Delaware corporation (“Company”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011 (the “GSA”), Amendment Number One to the GSA with an effective date of December 1, 2011 (the “Amendment One”), Amendment Number Two to the GSA with an effective date of February 1, 2012 (“Amendment Two”), and Amendment Number Three to the GSA with an effective date of May 1, 2012 (the GSA together with Amendments One, Two, and Three, the “Agreement”).

RECITALS

WHEREAS, Company and Google entered into the GSA relating to Google AdSense for Search and AdSense for Content Advertising.

WHEREAS, Company and Google entered into Amendment One to allow ***,

WHEREAS, Company and Google entered into Amendment Two to allow ***,

WHEREAS, Company and Google entered into Amendment Three to allow ***,

WHEREAS, Company and Google desire to further amend the GSA in certain respects, ***.

.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Definitions. For the purposes of this Amendment Four, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the GSA, Amendment One, Amendment Two and Amendment Three.

2. Sites Approved for AFS. The box entitled “AdSense for Search” on the cover page of the Agreement is deleted in its entirety and replaced with the following:

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	***
Sites approved for AFS: ***	***	***

3. Sites Approved for AFC. The box entitled “AdSense for Content” on the cover page of the Agreement is deleted in its entirety and replaced with the following:

☒ ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage	***
Sites approved for AFC: ***	***	***

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4. Exhibit A. Exhibit A of the GSA is hereby deleted and replaced with the attached Exhibit A.

5. New Exhibit E. Exhibit E attached hereto is added as a new Exhibit E to the GSA.

6. General. Except as modified by this Amendment Four, the Agreement will remain in full force and effect. If there is any conflict between any pre-existing term in the Agreement and any term in this Amendment Four, the term in this Amendment Four will control. This Amendment may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment Four effective as of the Amendment Four Effective Date set forth above.

LOCAL.COM CORPORATION	GOOGLE INC.

By: /s/ Kenneth Cragun	By: /s/ Nikesh Arora
Name: Kenneth Cragun	Name: Nikesh Arora
Title: Chief Financial Officer	Title: President, Global Sales and Business Development
Date: June 1, 1022	Date: June 1, 2012

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EXHIBIT A

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EXHIBIT E

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